Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events	17. Subsequent Events The Company has evaluated subsequent events through August 12, 2026, the date the condensed consolidated financial statements were issued.
19.	Subsequent Events

The Company has evaluated subsequent events through March 24, 2026, the date the consolidated financial statements were issued.

SAFE Issuances with Warrants

Subsequent to December 31, 2025, the Company issued SAFEs in an aggregate principal amount of $2.4 million. In connection with these issuances, the Company granted warrants to purchase 1,748,829 shares of common stock with an aggregate fair value of approximately $1.9 million. Included in these amounts were $328 of SAFEs issued to members of the Company’s Board of Directors, along with warrants to purchase 234,249 shares of common stock. The SAFEs and warrants were issued on terms substantially consistent with those issued with warrant coverage in November and December 2025, as described in Note 8.

Related Party Advance

In January 2026, the Company received a short-term advance of approximately $330 from a member of the Company’s Board of Directors to support the Company’s liquidity needs. The advance is unsecured, non-interest-bearing, and payable on demand. In March 2026, the short-term advance was converted into a note bearing interest at the rate of 11% per annum and maturing in March 2027.

In March, 2026, the Company also entered into an additional $200 note with the same board member, which bears interest at a rate of 11% per annum and matures in March 2027.

As of the issuance date of the consolidated financial statements, the aggregate outstanding balance under these notes was $530.